Goodwill	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Goodwill
12. Goodwill

	Note	31 December 2021 £m	31 December 2020 £m	30 June 2020 £m	30 June 2019 £m
Cost and carrying amount
At beginning of the year / period		184.3	195.0	120.9	114.2
Additions	29	177.0	0.6	68.3	2.8
Exchange differences		3.5	(11.3)	5.8	3.9

At end of the year / period		364.8	184.3	195.0	120.9

Allocated to BioVision CGU		181.0	—	—	—
Allocated to Group CGU		183.8	184.3	195.0	120.9

At end of the year / perio d		364.8	184.3	195.0	120.9

Goodwill is converted at the exchange rate on the date of acquisition and retranslated at the balance sheet date.
Goodwill acquired in a business combination is allocated at acquisition to the Cash Generating Unit (CGU) which is expected to benefit from that business combination. Following the acquisition of BioVision (as described in note 29), the acquired business had not been fully integrated into the Group’s operations as at 31 December 2021. As such, BioVision is considered a separate CGU, and goodwill arising from the acquisition has been allocated to this CGU. The Directors consider the remainder of the Group to be one CGU, as previous acquisitions have been fully integrated into the Group’s operations and product portfolio.
Goodwill is subject to an annual impairment review or more frequently if there are any indications that goodwill might be impaired. The reviews are carried out using the following criteria:

•	The recoverable amount of the CGU is determined from value in use (VIU) calculations;

•	The VIU is calculated by applying discounted cash flow modelling to management’s own projections covering a five year period ; and

•	Cash flows beyond the five year period are extrapolated using a long-term growth rate equivalent to the expected inflationary increases of the economies in which the Group predominantly trades.
The key assumptions considered most sensitive for the VIU calculations are:

•	The Directors’ five year projections; and

•	The pre-tax adjusted discount rate.
The Directors have projected cash flows based on strategic financial forecasts over a period of five
years and take account of relative performance of competitors, knowledge of the current market, together with the Directors’ views on the future achievable growth in market share and the impact of growth initiatives.
Growth rates of 2.5% and 2.2% have been used in the extrapolation of cash flows beyond the five year period for the BioVision and Group CGU respectively, and have been based on third party long-term growth rate forecasts which are based on GDP growth rates.
Pre-tax
discount rates of 12.0% and 7.2% have been applied to the BioVision and Group CGUs respectively, estimated using pre-tax
rates that reflect current market assessments of the time value of money and the risks specific to the CGU.
Based on the results of this analysis, management is satisfied that the recoverable amount of goodwill exceeds its carrying amount for both CGUs.
Management has performed a sensitivity analysis on each of the key base case assumptions mentioned above. Due to the significant headroom which exists between the recoverable amount and the carrying value, the Directors have concluded that there are no reasonable possible changes in any of these key assumptions which would cause the goodwill to exceed its VIU.